UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 15, 2009

Merrill Lynch Preferred Capital Trust III

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182-06	13-7139561

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

Merrill Lynch Preferred Funding III, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182-05	13-3982448

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants’ Certifying Accountant.
On April 15, 2009, the Audit Committee of the board of directors of Bank of America Corporation (“Bank of America”), the ultimate parent corporation of each of Merrill Lynch Preferred Capital Trust III (the “Trust”) and Merrill Lynch Preferred Funding III, L.P. (the “Partnership” and, together with the Trust, the “Registrants”), approved the engagement of PricewaterhouseCoopers LLP (“PwC”), as the Registrants’ principal independent accountant to audit the Registrants’ consolidated financial statements. PwC currently serves as Bank of America’s principal independent accountant. This action effectively dismissed Deloitte & Touche LLP (“D&T”) on this date as the Registrants’ principal independent accountants.
The audit reports of D&T on each of the Registrants’ consolidated financial statements, as of and for the fiscal years ended December 26, 2008 and December 28, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 26, 2008 and December 28, 2007, and the subsequent interim period through April 15, 2009: (1) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference in connection with their opinion to the subject matter of the disagreement; and (2) there have been no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).
During the fiscal years ended December 26, 2008 and December 28, 2007, and the subsequent interim period through April 15, 2009, neither Registrant consulted with PwC regarding the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the financial statements of either Registrant, or any other matter or reportable event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.
The Registrants provided D&T with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. D&T has provided the Registrants with a letter to the SEC which is filed as Exhibit 16.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
16.1	Letter dated April 20, 2009 of Deloitte & Touche LLP to the SEC
* * *

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merrill Lynch Preferred Capital Trust III

By:	/s/ Marlene Debel

	Name:	Marlene Debel
	Title:	Regular Trustee

Merrill Lynch Preferred Funding III, L.P.

By:	Merrill Lynch & Co., Inc., as General Partner

By:	/s/ Thomas W. Perry

	Name:	Thomas W. Perry
	Title:	Chief Accounting Officer and Controller
Merrill Lynch & Co., Inc.
Date: April 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated April 20, 2009 of Deloitte & Touche LLP to the SEC